AMENDMENT AGREEMENT

THIS AMENDMENT AGREEMENT (the “Agreement”), dated as of May 11, 2012, is entered into by and among Novelos Therapeutics, Inc. (the “Company”) and Rodman & Renshaw, LLC (“Rodman”). Defined terms not otherwise defined herein shall have the meanings set forth in the Engagement Agreement (as defined below).

WHEREAS, pursuant to an engagement agreement dated April 9, 2012 (the “Engagement Agreement”) the Company engaged the Rodman as its lead or managing underwriter in connection with a proposed placement of registered securities of the Company; and

WHEREAS, the Company and the Placement Agent desire to amend the Engagement Agreement as set forth hereunder.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agrees as follows:

1.	Amendments.

a.	In Section 1(B), the last sentence is amended and restated in its entirety to read as follows:

“The Company shall advance Rodman the sum of $50,000 (the “Advance”) as an advance against Rodman’s actual outside legal expenses upon execution hereof; provided, however, pursuant to FINRA Rule 5110(f)(2)(C), Rodman shall reimburse the Company for any amount of the Advance not actually incurred as an expense.”

2.	Miscellaneous.

a.	Except as expressly set forth above, all of the terms and conditions of the Engagement Agreement shall continue in full force and effect after the execution of this Amendment Agreement and shall not be in any way changed, modified or superseded by the terms set forth herein.

b.	This Amendment Agreement may be executed in two or more counterparts and by facsimile signature or otherwise, and each of such counterparts shall be deemed an original and all of such counterparts together shall constitute one and the same agreement.

[Signature page follows]

[Signature page to NVLT Amendment Agreement]

IN WITNESS WHEREOF, this Agreement is executed as of the date first set forth above.

NOVELOS THERAPEUTICS, INC.

By:	/s/ Harry S. Palmin
Name: Harry S. Palmin
Title:

RODMAN & RENSHAW, LLC

By:	/s/ John Borer
Name: John Borer
Title: Sr. Managing Director